UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2016

Morgan Stanley Capital I Trust 2015-UBS8
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

UBS Real Estate Securities Inc.
Bank of America, National Association
Morgan Stanley Mortgage Capital Holdings LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-21	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The mortgage loan secured by the mortgaged property identified as “Grove City Premium Outlets” on Schedule I to the Pooling and Servicing Agreement (the “Grove City Premium Outlets Mortgage Loan”) is an asset of the Issuing Entity and is part of a loan combination (the “Grove City Premium Outlets Loan Pair”) that includes the Grove City Premium Outlets Mortgage Loan and four pari passu promissory notes that are not assets of the Issuing Entity. The Grove City Premium Outlets Loan Pair will be serviced pursuant to the MSCI 2015-UBS8 pooling and servicing agreement until the securitization of the controlling portion of such loan pair, at which time such loan pair will be serviced pursuant to the pooling and servicing agreement for such securitization. The initial holders of the promissory notes evidencing the Grove City Premium Outlets Loan Pair have entered into an amended and restated agreement between note holders, dated as of March 8, 2016 and attached hereto as Exhibit 99.11, that amends the prior agreement to reflect updated promissory note balances and sets forth the respective rights of each such noteholder with respect to the Grove City Premium Outlets Loan Pair, as otherwise described in the Prospectus Supplement for this MSCI 2015-UBS8 transaction under “Description of the Mortgage Pool—The A/B Whole Loans and the Loan Pairs”.

The mortgage loan secured by the mortgaged property identified as “525 Seventh Avenue” on Schedule I to the Pooling and Servicing Agreement (the “525 Seventh Avenue Mortgage Loan”) is an asset of the Issuing Entity and is part of a loan combination (the “525 Seventh Avenue Loan Pair”) that includes the 525 Seventh Avenue Mortgage Loan and three pari passu promissory notes that are not assets of the Issuing Entity. The 525 Seventh Avenue Loan Pair will be serviced pursuant to the MSCI 2015-UBS8 pooling and servicing agreement. The initial holders of the promissory notes evidencing the 525 Seventh Avenue Loan Pair have entered into an amended and restated agreement between note holders, dated as of March 8, 2016 and attached hereto as Exhibit 99.12, that amends the prior agreement to reflect updated promissory note balances and sets forth the respective rights of each such noteholder with respect to the 525 Seventh Avenue Loan Pair, as otherwise described in the Prospectus Supplement for this MSCI 2015-UBS8 transaction under “Description of the Mortgage Pool—The A/B Whole Loans and the Loan Pairs”.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

99.11	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between Wells Fargo Bank, National Association, as trustee for the benefit of the holders of the Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8, as Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, UBS Real Estate Securities Inc., as Initial Note A-4 Holder, and Bank of America, N.A., as Initial Note A-5 Holder.
99.12	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as trustee for the benefit of the holders of the Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8, as Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Jane Lam Name: Jane Lam Title: Vice President

Date: March 14, 2016

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EXHIBIT INDEX

Exhibit Number	Description

99.11	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between Wells Fargo Bank, National Association, as trustee for the benefit of the holders of the Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8, as Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, UBS Real Estate Securities Inc., as Initial Note A-4 Holder, and Bank of America, N.A., as Initial Note A-5 Holder.
99.12	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as trustee for the benefit of the holders of the Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8, as Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder.

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